Pursuant to Rule 497 (e)
                                                      Registration No. 33-74470

===============================================================================
DAILY INCOME FUND                                              600 Fifth Avenue
                                                            New York, NY  10020
                                                                 (212) 830-5345
                                                     (800) 433-1918 (Toll Free)
===============================================================================

       SUPPLEMENT DATED OCTOBER 14, 2008 TO PROSPECTUS DATED JULY 29, 2008

This supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

U.S. Treasury Temporary Guarantee Program for Money Market Funds

On October 2, 2008, the Board of the Fund determined that the Fund qualifies for and will apply to participate in the U.S. Treasury Department ("U.S. Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). This voluntary program is open to money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the Fund has not experienced difficulties in maintaining its $1.00 share price, and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. The cost of the premium for participation in the Program will be borne by the Fund.

The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. As a result, shareholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program will receive the Fund's then net asset value per share, which may be less than $1.00 per share.

The Program will exist for an initial three-month term beginning September 19, 2008, after which the Secretary has the option to renew the Program through September 18, 2009. The Fund would have to renew its participation at that time to maintain coverage and would have to pay additional fees. The Program will terminate if not renewed. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department's website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund is in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

===============================================================================

DIF MULTI GURANTEE SUPP 10/14/08

===============================================================================

Expense Limitation Agreement

As a result of the expense of the Program, the Board also approved an increase in the voluntary agreement of the Manager and Distributor to cap the Fund's Total Annual Operating Expenses. As of October 3, 2008, the Fund's Total Annual Operating Expenses will be capped as set forth below.


Portfolio       Institutional        Institutional      Investor        Investor        Short Term       Retail Class     Pinnacle
                Class Shares         Service Class      Class Shares    Service Class   Income Class       Shares         Shares
                                       Shares                           Shares          Shares
-----------------------------------------------------------------------------------------------------------------------------------

Money Market       0.25%                0.50%           0.70%             0.90%           0.99%            1.05%           0.25%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury      0.25%                0.50%           0.68%             0.90%           0.95%            1.05%           0.25%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government    0.25%                0.50%           0.70%             0.90%            N/A             1.05%           N/A
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Municipal          0.25%                0.50%           0.70%             0.90%           0.81%            1.05%           N/A
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Holdings Disclosure Policy

From time to time, the Manager may make additional disclosure of the Fund's portfolio holdings on the Fund's website. Shareholders can access the Fund's website at www.rntfunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

===============================================================================